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                                                                   Exhibit 10.19

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT is made as of September 5, 2006, by and among Migo Software (the "COMPANY"), a corporation organized under the laws of the State of Delaware, with its principal offices at 555 Twin Dolphin Drive, Redwood City, California, and KINGSTON TECHNOLOGY CORPORATION (the "PURCHASER"), a corporation organized under the laws of the State of California, with its principal offices at 17600 Newhope Street, Fountain Valley, California 92708.

                                    RECITALS

A. The parties are simultaneously entering into a Development Agreement.

B. As a part of that strategic agreement, the parties agree that it would be in their best interests for Purchaser to acquire an equity interest in the Company.

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     SECTION 1. Authorization of Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized (i) the sale of up to 468,750 shares (the "SHARES") of Common Stock and (ii) the issuance of warrants in substantially the form attached hereto as Exhibit A to purchase up to 950,000 shares of Common Stock (the "WARRANTS", and together with the Shares, the "SECURITIES"). The securities (including Common Stock and any other securities) issuable upon exercise of the Warrants are referenced herein as the "WARRANT SHARES".

     SECTION 2. Agreement to Sell and Purchase the Shares and Warrants. At the Closing (as defined herein), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Securities for a purchase price equal to $150,000 (the "PURCHASE PRICE").

     SECTION 3. Closing and Delivery of the Securities. The "CLOSING" shall occur upon the execution of this Agreement by the Company and the Purchaser. At the Closing, the Purchaser shall pay to the Company the Purchase Price and the Company shall also deliver to the Purchaser: one or more stock certificates registered in the name of the Purchaser representing the number of Shares and bearing the legend specified in Section 5.5 and Warrants exercisable for the Warrant Shares (subject to adjustment as set forth in such Warrants). The name(s) in which the stock certificates and Warrants are to be registered are set forth in the Questionnaire attached hereto as Exhibit B.

     SECTION 4. Representations, Warranties and Covenants of the Company. For the benefit of the Purchaser, the Company hereby represents and warrants as follows:

4.1 SEC Reports. The Company represents and warrants that the information contained in the following documents (the "SEC DOCUMENTS"), which the Company has made available to

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the Purchaser through the SEC's website (www.sec.gov) prior to the date of the
Closing, is true and correct in all material respects as of their respective filing dates:

     (a) the Company's Annual Report on Form 10-KSB for the year (transition period) ended December 31, 2005, as amended;

     (b) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006;

     (c) the Company's Current Reports on Form 8-K filed January 12, 2006, March 21, 2006, May 17, 2006 and July 11, 2006; and

     (d) all other documents, if any, filed by the Company with the SEC since July 11, 2006, pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended.

4.2 Authorization; Validity of Transaction Documents. The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement shall constitute valid and binding obligations of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 5. Representations, Warranties and Covenants of Purchasers. The Purchaser hereby represents and warrants as follows:

5.1 Investment Representations and Covenants. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the Securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the "SECURITIES ACT"); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the Rules and Regulations promulgated thereunder; (iv) the Purchaser has, in connection with its decision to purchase the Securities set forth on the signature page hereto, relied solely upon the SEC Documents and the documents included therein and the representations and warranties of the Company contained herein; and (v) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.


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5.2 Authorization; Validity of Transaction Documents. The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement shall constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3 Requirements of Foreign Jurisdictions. The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required.

5.4 No Legal, Tax or Investment Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

5.5 Restrictive Legend. The Purchaser understands that, until such time as the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares or Warrant Shares):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares or Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.


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     SECTION 7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, facsimile (with receipt confirmed by telephone) or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

     if to the Company, to:

          Migo Software.
          555 Twin Dolphin Drive, Suite 650
          Redwood City, California 94065
          Attention: Richard Liebman, CFO
          Fax: 650-232-2699

     with a copy to:

          Ellis Funk, P.C.
          3490 Piedmont Road, Suite 400
          Atlanta, GA 30305
          Attention: Robert B. Goldberg, Esq.
          Fax: (404) 233-2188

     or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

     if to the Purchaser, to:

          Kingston Technology Corporation
          17600 Newhope Street
          Fountain Valley, California 92708
          Attention: Calvin Leong, Business Legal
          Fax: (714) 445-2858

     SECTION 8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

     SECTION 9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.


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     SECTION 12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        MIGO SOFTWARE, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KINGSTON TECHNOLOGY CORPORATION


                                        By
                                           -------------------------------------
                                        Name: David Sun
                                        Title: Vice President


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                                    EXHIBITS

Exhibit A Form of Warrant

Exhibit B Questionnaire

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                                    EXHIBIT B

                                  QUESTIONNAIRE

     Pursuant to Section 3 of the Common Stock and Warrant Purchase Agreement, please provide us with the following information:

     1. The exact name that your Securities are to be Registered in (this is the name that will appear on your stock certificate(s) and warrant(s). You may use a nominee name if appropriate:

               Kingston Technology Corporation

     2. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

               33-0264653


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